U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2006


                                  ADA-ES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Colorado                 000-50216               84-1457385
   ----------------------------      -----------          -----------------
   (State or other jurisdiction      (Commission          (I.R.S. Employer
          of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 8, 2006, ADA-ES will be presenting at the 2006 Canaccord Adams Summer Seminar in Boston, Massachusetts. A copy of the presentation materials is attached hereto as an exhibit. The slide presentation is available on our website at www.adaes.com.

Exhibit 99.1  August 8, 2006 Canaccord Adams Summer Seminar Presentation


Item 9.01. Financial Statements and Exhibits

(d)
The following item is filed as an exhibit to this report:

99.1  August 8, 2006 Canaccord Adams Summer Seminar Presentation in script form.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ADA-ES, Inc.
                                                   Registrant

Date:  August 7, 2006                         /s/ Mark H. McKinnies
                                              ---------------------
                                                Mark H. McKinnies
                                       Senior VP & Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.           Description
-----------        -----------------
99.1 August 8, 2006 Canaccord Adams Summer Seminar Presentation in script form.